                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MDU Resources Group, Inc
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                [LOGO]
--------------------------------------------------------------------------------
SCHUCHART BUILDING                                             JOHN A. SCHUCHART
918 EAST DIVIDE AVENUE                                     CHAIRMAN OF THE BOARD

MAILING ADDRESS:
P.O. BOX 5650
BISMARCK, ND 58506-5650
(701) 222-7900

                                                                   March 9, 1998

To Our Stockholders:

    You are cordially invited to attend the Annual Meeting of Stockholders to be held on Tuesday, April 28, 1998, at 11:00 a.m., Central Daylight Savings Time, at 909 Airport Road, Bismarck, North Dakota 58504. The other Directors and the officers join me in extending this invitation.

    The formal matters to be acted upon at the meeting are described in the accompanying Notice of Meeting and Proxy Statement. In addition to the formal issues, a brief report on current matters of interest will be presented. Luncheon will be served following the meeting.

    We were pleased with the response of our stockholders at the 1997 Annual Meeting at which 88.9 percent of the Common Stock was represented in person or by proxy. We hope that participation by our stockholders in the affairs of the Company will increase and that there will be an even greater representation at the 1998 meeting. If you are unable to attend the meeting but have questions or comments on the Company's operations, we would like to hear from you.

    You will notice that we have changed the format of the proxy from a proxy card to a letter proxy. The new format is larger and is easier to read. It also provides the convenience of voting your proxy by Touchtone telephone if you are a stockholder of record. The instructions are on the letter proxy. Representation of your shares at the meeting is very important. Accordingly, whether or not you plan to attend the meeting, we urge you to submit your proxy promptly by one of the two methods offered: (1) by marking, dating, signing, and returning the enclosed letter proxy in the envelope provided, or (2) by following the instructions and voting your proxy by Touchtone telephone by calling the toll free telephone number on the proxy. In either event, if you do attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

    I hope you will find it possible to attend the meeting.

                                          Sincerely,

                                          SIGNATURE

                                          JOHN A. SCHUCHART

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 28, 1998

                            ------------------------

                                                                   March 9, 1998

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of MDU Resources Group, Inc. will be held at 909 Airport Road, Bismarck, North Dakota 58504, on Tuesday, April 28, 1998, at 11:00 a.m., Central Daylight Savings Time, for the following purposes:

    (1) To elect five Directors to three year terms; and

    (2) To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on February 27, 1998, as the record date for the determination of common stockholders who will be entitled to notice of, and to vote at, the meeting.

    All stockholders who find it convenient to do so are cordially invited and urged to attend the meeting in person. It is requested that you either (1) mark, date, sign, and return the enclosed letter proxy in the envelope provided (no postage is necessary if mailed in the United States), or (2) submit your proxy by Touchtone telephone by calling the toll free number on the proxy. The instructions for using your telephone are printed on the letter proxy. Your cooperation is appreciated.

                                          By order of the Board of Directors,

                                                 [SIGNATURE]

                                          LESTER H. LOBLE, II
                                          SECRETARY

                           MDU RESOURCES GROUP, INC.
                               SCHUCHART BUILDING
                             918 EAST DIVIDE AVENUE
                                MAILING ADDRESS:
                                 P.O. BOX 5650
                            BISMARCK, ND 58506-5650
                                 (701) 222-7900

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

    This Proxy Statement is furnished to the holders of Common Stock of MDU Resources Group, Inc. (Company) on behalf of the Board of Directors of the Company in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held on April 28, 1998. The proxy material was first forwarded to the holders of Common Stock on March 9, 1998.

    Stockholders of record may vote their proxies by Touchtone telephone by calling the toll free telephone number on the proxy or they may mark, date, sign, and return the enclosed letter proxy in the envelope provided (no postage is necessary if mailed in the United States). If your shares are held in the name of a bank or broker, you MAY be able to vote by telephone. Follow the instructions you receive from your bank or broker.

    Any stockholder giving a proxy may revoke it at any time prior to its use at the meeting by filing with the Secretary either a written instrument of revocation or a duly executed proxy bearing a later date. In addition, the powers of a proxy holder are suspended if the person executing the proxy is present at the meeting and informs the Secretary in open meeting that he wishes to revoke his proxy and vote in person. Attendance at the meeting will not, in and of itself, revoke a proxy.

    The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others, for forwarding solicitation material to beneficial owners of shares of the Common Stock of the Company. In addition to the use of the mails, proxies may be solicited by officers and regular employees of the Company, by personal interview, by telephone, or other electronic means. Banks, brokerage houses and other institutions, nominees, and fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorizations for the execution of the letter proxies and will, upon request, be reimbursed for reasonable expenses incurred. Additional solicitation of proxies will be made in the same manner under the special engagement and direction of Georgeson & Company, Inc. at an anticipated cost to the Company of approximately $6,000 plus out-of-pocket expenses.

                         VOTING SECURITIES OUTSTANDING

    Only holders of record of Common Stock at the close of business on February 27, 1998, will be entitled to vote at the meeting. On such date there were outstanding 29,143,332 shares of Common Stock. Each outstanding share of Common Stock entitles the holder to one vote.

    The Bylaws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote in person or by proxy shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly submitted proxy are considered present for purposes of determining a quorum. A proxy may be submitted by returning a properly signed and dated letter proxy or by following the directions for submission using a Touchtone telephone.

    Under Delaware law, if a quorum is present, the nominees for election as Directors who receive a plurality of the votes of shares present in person or represented by proxy and entitled to vote shall be elected as Directors. "Withheld" votes are not included in the total vote cast for a nominee for purposes of determining whether a plurality was received and, therefore, have no negative effect.

    As of February 27, 1998, no person other than New York Life Trust Company held of record, or, to the knowledge of the management of the Company, owned beneficially, 5 percent or more of the outstanding shares of Common Stock of the Company. New York Life Trust Company, Norwood, MA, held approximately 15 percent of the outstanding Common Stock of the Company as trustee of the Company's tax deferred compensation savings plans. New York Life Trust Company disclaims all beneficial ownership of these shares.

                             ELECTION OF DIRECTORS

    At the meeting, five Directors will be elected to serve for a term of three years until 2001, and until their respective successors are elected and qualify. All of the nominees (except Mr. White) are incumbent Directors and are nominated for reelection. Unless otherwise specified when the proxy is submitted, shares of the Common Stock represented by the proxy will be voted for the nominees named below. If any nominee becomes unavailable for any reason, or if a vacancy should occur before the election (which events are not anticipated), the shares represented by the proxy will be voted for another person in the discretion of the persons named in the proxy. Information concerning the nominees, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company by the respective nominees, is set forth as follows:

                                                   FIRST YEAR OF
                                                    SERVICE AS
NAME                                      AGE        DIRECTOR                        BUSINESS EXPERIENCE
------------------------------------      ---      -------------  ---------------------------------------------------------
Douglas C. Kane ....................          48          1991    Mr. Kane was elected Executive Vice President, Chief
(to be elected for a term of three                                  Administrative and Corporate Development Officer in
years expiring in 2001)                                             November 1997. He joined the Company as Executive Vice
                                                                    President and Chief Operating Officer in January 1991.
                                                                    Prior to that time he was President and Chief Executive
    [PHOTO1]                                                        Officer of Knife River Corporation from May 1990,
                                                                    President from September 1987, and previously had
                                                                    served as Senior Vice President--Operations. During
                                                                    1997, Mr. Kane served as Director and/or officer of
                                                                    principal subsidiaries of the Company and as a member
                                                                    of the Managing Committee of Montana-Dakota Utilities
                                                                    Co.

Richard L. Muus ....................          68          1985    Mr. Muus retired in April 1989 after 35 years with
(to be elected for a term of three                                  Midwest Federal Savings Bank, Minot, North Dakota. At
years expiring in 2001)                                             the time of his retirement, Mr. Muus was the President
                                                                    and a Director of the bank. Mr. Muus is a member and
                                                                    past Director and Officer of the Minot Area Chamber of
    [PHOTO1]                                                        Commerce and a past Director of the Minot Area
                                                                    Development Corporation. He has served as Chairman of
                                                                    the North Dakota Housing Finance Agency Advisory Board,
                                                                    as a Director of the Federal Home Loan Bank of Des
                                                                    Moines, and as a director of the U.S. League of Savings
                                                                    Institutions. He is a member of the Board of Regents of
                                                                    Minot State University. He currently serves on the
                                                                    Audit and Finance Committees of the Board of Directors.

                                                   FIRST YEAR OF
                                                    SERVICE AS
NAME                                      AGE        DIRECTOR                        BUSINESS EXPERIENCE
------------------------------------      ---      -------------  ---------------------------------------------------------
John L. Olson ......................          58          1985    Mr. Olson is President and owner of Blue Rock Products
(to be elected for a term of three                                  Company and of Blue Rock Distributing Company located
years expiring in 2001)                                             in Sidney, Montana, a beverage bottling and
                                                                    distributing company, respectively. Mr. Olson also is
                                                                    Chairman of the Board and a Director of Admiral
    [PHOTO1]                                                        Beverage Corporation, Worland, Wyoming, and Ogden,
                                                                    Utah; he is Chairman of the Board and Director of the
                                                                    Foundation for Community Care, Sidney, Montana, and a
                                                                    trustee of the University of Montana Foundation; and he
                                                                    is trustee for Blue Rock Products Company Profit
                                                                    Sharing Trust, Sidney, Montana. He currently serves on
                                                                    the Audit, Compensation, and Nominating Committees of
                                                                    the Board of Directors.

Joseph T. Simmons ..................          62          1984    Mr. Simmons retired in May 1997 as a Professor of
(to be elected for a term of three                                  Accounting and Finance, University of South Dakota,
years expiring in 2001)                                             Vermillion and was Visiting Professor of Finance,
                                                                    University of Warsaw, Warsaw, Poland (February--July
                                                                    1994). Mr. Simmons is the Chairman and President of
    [PHOTO1]                                                        Simmons Financial Management, Inc. and owner of Simmons
                                                                    & Associates. He also serves on the Boards of GRO/TECH
                                                                    and RE/ SPEC in Rapid City, South Dakota, and
                                                                    Dairilean, Inc. in Sioux Falls, South Dakota. He
                                                                    currently serves on the Finance and Nominating
                                                                    Committees of the Board of Directors.

Martin A. White ....................          56                  Mr. White joined the Company in November 1991 as Vice
(to be elected for a term of three                                  President--Corporate Development and was named Senior
years expiring in 2001)                                             Vice President--Corporate Development in November 1995.
                                                                    Effective April 1, 1998, Mr. White will become
                                                                    President and Chief Executive Officer. Prior to joining
    [PHOTO1]                                                        the Company, Mr. White was Chairman and Chief Executive
                                                                    Officer of White Resources Corporation (November
                                                                    1989--October 1991); Executive Vice President and Chief
                                                                    Operating Officer of Consolidated TVX Mining
                                                                    Corporation of Chile (January 1988--November 1989); and
                                                                    Chairman, President, and Chief Operating Officer of
                                                                    Entech Inc. (September 1986-- December 1988), which
                                                                    comprise the non-utility subsidiaries of The Montana
                                                                    Power Company.

    Certain information concerning the remaining Directors, whose terms expire in 1999 or in 2000, including their ages, periods of service as Directors, and business experience, according to information furnished to the Company, is set forth as follows:

                                                   FIRST YEAR OF
                                                    SERVICE AS
NAME                                      AGE        DIRECTOR                        BUSINESS EXPERIENCE
------------------------------------      ---      -------------  ---------------------------------------------------------
Thomas Everist .....................          48          1995    Mr. Everist is President and Chief Executive Officer of
(term expiring in 1999)                                             L. G. Everist, Sioux Falls, South Dakota, an aggregate
                                                                    production company. He is Vice President of Spencer
                                                                    Quarries, Spencer, South Dakota, a rock quarry;
    [PHOTO1]                                                        Director of Power Plant Aggregates and Midwest Fly Ash,
                                                                    both of Sioux City, Iowa, which market fly ash, kiln
                                                                    dust, and concrete additives; a Director of Standard
                                                                    Ready Mix, of Sioux City, Iowa; and a Director of Raven
                                                                    Industries, Inc., a general manufacturer of elec-
                                                                    tronics, sewn products, and plastics, of Sioux Falls,
                                                                    South Dakota. He currently serves on the Finance
                                                                    Committee of the Board of Directors.

Harold J. Mellen, Jr. ..............          63          1989    Mr. Mellen, President and Chief Executive Officer, joined
(term expiring in 1999)                                             the Company in 1985 as Vice President-- Corporate
                                                                    Development; was named Senior Vice President--Finance
                                                                    and Chief Financial Officer in May 1987; Executive Vice
    [PHOTO1]                                                        President and Chief Financial and Corporate Development
                                                                    Officer in August 1989; and President and Chief
                                                                    Corporate Development Officer in May 1992. Mr. Mellen
                                                                    became President and Chief Executive Officer on January
                                                                    1, 1995. During 1997, Mr. Mellen served as Chairman of
                                                                    the Board, a Director and/or an Officer of all
                                                                    principal subsidiaries, and Chairman of the Managing
                                                                    Committee of Montana-Dakota Utilities Co.

Robert L. Nance ....................          61          1993    Mr. Nance is the majority owner, President, and Chief
(term expiring in 1999)                                             Executive Officer of Nance Petroleum Corporation,
                                                                    Billings, Montana, an oil and gas exploration and
                                                                    production company. He is also a Director of First
    [PHOTO1]                                                        Interstate Bank of Montana, Inc. He serves on the
                                                                    National Board of Governors and Executive Committee of
                                                                    the Independent Petroleum Association of America and
                                                                    serves on the Board, and is Chairman of the Petroleum
                                                                    Technology Transfer Council. He currently serves on the
                                                                    Finance and Nominating Committees of the Board of
                                                                    Directors.

                                                   FIRST YEAR OF
                                                    SERVICE AS
NAME                                      AGE        DIRECTOR                        BUSINESS EXPERIENCE
------------------------------------      ---      -------------  ---------------------------------------------------------
John A. Schuchart ..................          68          1976    Mr. Schuchart, Chairman of the Board, was named Chief
(term expiring in 1999)                                             Executive Officer in June 1980 and Chairman in May
                                                                    1983. He retired as Chief Executive Officer on December
                                                                    31, 1994. Mr. Schuchart also serves as an ex officio
    [PHOTO1]                                                        Director of the subsidiaries of the Company, the
                                                                    Managing Committee of Montana-Dakota Utilities Co., and
                                                                    the MDU Resources Foundation. Mr. Schuchart serves on
                                                                    various civic and charitable organizations in Bis-
                                                                    marck, North Dakota, including the Board of Regents of
                                                                    the University of Mary.

San W. Orr, Jr. ....................          56          1978    Mr. Orr is an attorney and is in the business of
(term expiring in 2000)                                             financial and estate management. He is Chairman of the
                                                                    Board and a Director of Wausau-Mosinee Paper
                                                                    Corporation. He is a Director of Wausau Insurance
    [PHOTO1]                                                        Companies, Marshall & Ilsley Corporation, M & I First
                                                                    American Bank, and M & I Marshall & Ilsley Bank. Mr.
                                                                    Orr also serves on various civic and charitable
                                                                    organizations in Wisconsin including the Board of
                                                                    Regents of the University of Wisconsin System. He
                                                                    currently serves on the Audit and Compensation Commit-
                                                                    tees of the Board of Directors and is Vice Chairman of
                                                                    the Board.

Harry J. Pearce ....................          55          1997    Mr. Pearce is the Vice Chairman and a Director of General
(term expiring in 2000)                                             Motors Corporation. He is a Director of Hughes
                                                                    Electronics Corporation, General Motors Acceptance
                                                                    Corporation, Marriott International Inc., the American
    [PHOTO1]                                                        Automobile Manufacturers Association, the Economic
                                                                    Strategy Institute, the Theodore Roosevelt Medora
                                                                    Foundation, and is a member of the United States Air
                                                                    Force Academy's Board of Visitors. He also serves on
                                                                    the Board of Trustees of Howard University and is a
                                                                    member of the Dean's Advisory Council of the
                                                                    Northwestern University School of Law. He currently
                                                                    serves on the Audit Committee of the Board of
                                                                    Directors.

                                                   FIRST YEAR OF
                                                    SERVICE AS
NAME                                      AGE        DIRECTOR                        BUSINESS EXPERIENCE
------------------------------------      ---      -------------  ---------------------------------------------------------
Homer A. Scott, Jr. ................          63          1981    Mr. Scott is engaged in the banking and ranching business
(term expiring in 2000)                                             in the states of Wyoming and Montana. He is a Director
                                                                    and Chairman of the Board of First Interstate
                                                                    BancSystem of Montana, Inc., a Director of First
    [PHOTO1]                                                        Interstate Bank of Montana, Inc. and Chairman of the
                                                                    Board, and a Director of First Interstate Bank of
                                                                    Wyoming, Inc. Mr. Scott is the principal owner, a
                                                                    Director and President of Sugarland Enterprises, Inc.,
                                                                    and the managing partner of Sugarland Development
                                                                    Company, a commercial property development company in
                                                                    Sheridan, Wyoming. Sugerland owns and manages four
                                                                    Perkins Restaurants, a Holiday Inn, and Powder Horn
                                                                    Ranch, a housing development and golf course near
                                                                    Sheridan. He currently serves on the Audit and
                                                                    Compensation Committees of the Board of Directors.

Sister Thomas Welder, O.S.B. .......          57          1988    Sister Welder is the President of the University of Mary,
(term expiring in 2000)                                             Bismarck, North Dakota. She is a Director of St.
                                                                    Alexius Medical Center of Bismarck and Chair of its
                                                                    Marketing Committee. She is a Director of the
    [PHOTO1]                                                        Bismarck-Mandan Development Association and is a member
                                                                    and past Director of the Bismarck-Mandan Area Chamber
                                                                    of Commerce. She is also a member of the Theodore
                                                                    Roosevelt Medora Founder's Society and
                                                                    Consultant-Evaluator Corps for the North Central
                                                                    Association of Colleges and Schools. She currently
                                                                    serves on the Finance and Nominating Committees of the
                                                                    Board of Directors.

    Except where expressly noted, no corporation or organization named above is a parent, subsidiary, or other affiliate of the Company.

    During 1997, the Board of Directors had five meetings. The Board of Directors has an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating Committee. All Committees are composed entirely of outside Directors. The Audit Committee, established in 1972, meets regularly with management, internal auditors, and representatives of the Company's independent public accountants. The independent accountants have free access to the Committee and the Board of Directors. During 1997, the Committee met three times and reviewed the scope, timing, and fees for the annual audit, other services provided by the independent accountants, and the results of audit examinations completed by the independent accountants. The Audit Committee reports the results of its activities to the full Board of Directors. No member of the Audit Committee is or has been an employee of the Company. The Compensation Committee, which met four times during 1997, sets compensation levels for executive officers and recommends to the full Board of Directors compensation for the Directors of the Company. The Finance Committee, which met seven times during 1997, reviews corporate financial plans, policies, budgets, investments and acquisitions, and reviews and authorizes actions necessary to issue and sell Common Stock and debt securities of the Company. The Nominating Committee, which met four times during 1997, recommends to the full Board of Directors nominees for Director. All incumbent Directors attended more than 75 percent of the combined total of the meetings of the Board and of the Committees on which the Director served.

                             EXECUTIVE COMPENSATION

    Shown below is information concerning the annual and long-term compensation for services in all capacities to the Company for the calendar years ending December 31, 1997, 1996, and 1995, for those persons who were, at December 31, 1997, (i) the Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"). Footnotes supplement the information contained in the Tables.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                    ------------------------
                                                                                             AWARDS
                                                                                    ------------------------
                                                              ANNUAL COMPENSATION                    (F)
                                                              --------------------               SECURITIES       (G)
                                                                                        (E)      UNDERLYING    ALL OTHER
                       (A)                                       (C)        (D)     RESTRICTED    OPTIONS/      COMPEN-
NAME AND                                              (B)      SALARY    BONUS(1)      STOCK        SARS       SATION(3)
PRINCIPAL POSITION                                   YEAR        ($)        ($)     AWARDS ($)       (#)          ($)
-------------------------------------------------  ---------  ---------  ---------  -----------  -----------  -----------
Harold J. Mellen, Jr.                                   1997    342,735    186,450      --           --            6,598
  --President & C.E.O.                                  1996    276,373    189,150      --           --            5,886
                                                        1995    249,553    104,824      --           49,740        5,886

Douglas C. Kane                                         1997    201,772     92,250      --           --            4,750
  --Executive Vice President,                           1996    192,281    106,500      --           --            4,500
  Chief Administrative &                                1995    181,210     58,910      --           27,952        4,500
  Corporate Development Officer

Ronald D. Tipton                                        1997    200,655     92,250      --           --            4,948
  --President & C.E.O. of                               1996    190,000    115,363      --           --            4,788
  Montana-Dakota Utilities Co.                          1995    179,039    101,997      31,680(2)     32,955       3,975

Martin A. White                                         1997    147,316     54,450      --           --            4,875
  --Senior Vice President--                             1996    135,856     52,350      --           --            4,076
  Corporate Development                                 1995    128,312     23,514      --            8,925        3,849

Warren L. Robinson                                      1997    128,843     63,750      --           --            3,865
  --Vice President, Treasurer,                          1996    111,937     58,200      --           --            2,773
  & Chief Financial Officer                             1995    105,446     32,234      --           15,300        3,358

------------------------

(1) Granted pursuant to the Management Incentive Compensation Plan.

(2) The restricted stock award is valued in the Table at fair market value on the date of the grant. Its value at December 31, 1997, was $48,140. Non-preferential dividends are paid on the shares.

(3) Totals shown are the Company contributions to the Tax Deferred Compensation Savings Plan, with the exceptions of Mr. Mellen, Mr. Tipton, and Mr. White, whose totals also include insurance premiums in the amounts of $1,848, $198, and $456 respectively.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                          (B)
                                        SHARES        (C)
                                      ACQUIRED ON    VALUE
                                       EXERCISE     REALIZED
                                          (#)         ($)
                                      -----------  ----------
                                                                          (D)
                                                                       NUMBER OF                      (E)
                                                                 SECURITIES UNDERLYING       VALUE OF UNEXERCISED,
                                                                  UNEXERCISED OPTIONS        IN-THE- MONEY OPTIONS
                                                                 AT FISCAL YEAR-END(1)         AT FISCAL YEAR-END
                                                                          (#)                         ($)
                (A)                                            --------------------------  --------------------------
NAME                                                           EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
------------------------------------                           -----------  -------------  -----------  -------------
Harold J. Mellen, Jr................      --       $   --          --            49,740     $  --        $   652,838
Douglas C. Kane.....................       1,000        8,500       9,610        27,952       152,559        366,870
Ronald D. Tipton....................       9,685       82,323      --            32,955        --            432,534
Martin A. White.....................       1,863       14,555       6,177         8,925        98,060        117,141
Warren L. Robinson..................       1,000        6,688       1,400        15,300        22,225        200,813

------------------------

(1) Vesting is accelerated upon a change in control.

                               PENSION PLAN TABLE

                                                                            YEARS OF SERVICE
                                                       ----------------------------------------------------------
REMUNERATION                                               15          20          25          30          35
-----------------------------------------------------  ----------  ----------  ----------  ----------  ----------
$125,000.............................................  $   79,626  $   88,288  $   96,950  $  105,612  $  114,274
 150,000.............................................      95,743     106,218     116,692     127,167     137,641
 175,000.............................................     108,598     119,798     130,997     142,197     153,396
 200,000.............................................     121,198     132,398     143,597     154,797     165,996
 225,000.............................................     132,178     143,378     154,577     165,777     176,976
 250,000.............................................     143,098     154,298     165,497     176,697     187,896
 300,000.............................................     179,338     190,538     201,737     212,937     224,136
 350,000.............................................     226,918     238,118     249,317     260,517     271,716
 400,000.............................................     267,898     279,098     290,297     301,497     312,696
 450,000.............................................     307,798     318,998     330,197     341,397     352,596
 500,000.............................................     347,998     359,198     370,397     381,597     392,796

    The Table covers the amounts payable under the Salaried Pension Plan and non-qualified Supplemental Income Security Plan (SISP). Pension benefits are determined by the step-rate formula which places emphasis on the highest consecutive 60 months of earnings within the final 10 years of service. Benefits for single participants under the Salaried Pension Plan are paid as straight life amounts and benefits for married participants are paid as actuarially reduced pensions with a survivorship benefit for spouses, unless participants choose otherwise. The Salaried Pension Plan also permits preretirement survivorship benefits upon satisfaction of certain conditions. Additionally, certain reductions are made for employees electing early retirement.

    The Internal Revenue Code places maximum limitations on the amount of benefits that may be paid under the Salaried Pension Plan. The Company has adopted a non-qualified SISP for senior management personnel. In 1997, 73 senior management personnel participated in the SISP, including the Named Officers. Both plans cover salary shown in column (c) of the Summary Compensation Table and exclude bonuses and other forms of compensation.

    Upon retirement and attainment of age 65, participants in the SISP may elect a retirement benefit or a survivors' benefit with the benefits payable monthly for a period of 15 years.

    As of December 31, 1997, the Named Officers were credited with the following years of service under the plans: Mr. Mellen: Pension, 12, SISP, 12; Mr. Tipton:
Pension, 14, SISP, 14; Mr. Kane: Pension, 26, SISP, 16; Mr. White: Pension 6, SISP, 6; and Mr. Robinson: Pension 9, SISP 9. The maximum years of service for benefits under the Pension Plan is 35 and under the SISP vesting begins at 3 years and is complete after 10 years. Benefit amounts under both plans are not subject to reduction for offset amounts.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

INTRODUCTION

    Decisions on compensation for the Company's executive officers are made by the Compensation Committee of the Board of Directors. The Committee was created in 1967 and has been and is composed entirely of non-employee Directors. In the late part of each calendar year, the Committee reviews and approves, with any modifications it deems appropriate, the Executive Compensation Policy for the executive officers including the Chief Executive Officer. The approved plan is implemented the following calendar year.

EXECUTIVE COMPENSATION POLICY

    The Executive Compensation Policy is designed to attract and retain qualified executive officers, to recognize above-average job performance, and to provide a direct and strong link between Company performance and executive pay. Total compensation is intended to be competitive with that paid by comparable companies in the regulated electric and gas utility industry, relevant segments of the energy and mining industries, and companies from general industry. There are three components of total executive compensation: base salary, annual incentive compensation, and long-term incentive compensation.

    For 1997, compensation paid to the Company's executive officers qualified as fully deductible under federal tax laws. The Committee continues to review the impact of federal tax laws, including Section 162(m) of the Internal Revenue Code, on executive compensation, but has not formulated any policy with regard thereto.

    The Board of Directors in 1993 adopted Stock Ownership Guidelines, under which executives are required to own Company Common Stock valued from one times their annual salary to four times their annual salary (in the case of the Chief Executive Officer).

BASE SALARY

    Base salaries are reviewed annually for all employees of the Company, including executive officers. The Compensation Committee uses data from a number of comparative compensation surveys provided by an external consultant to develop a market consensus salary for each executive position. The surveys reflect a larger and more diversified group of companies than companies included in the peer group in the graph following this report. The Committee also examined data from the peer group of companies.

    The market consensus salary, which is based upon general industry data, utility industry data, and peer group data, represents the perceived market value of each position. Base salaries are then set by the Compensation Committee, which considers (i) a targeted range of compensation around the market consensus salary (80% - 115% for 1997), (ii) the executive's current salary in comparison to the targeted range, and (iii) individual performance. No formal weighting was given to any of these criteria. In 1997, base salary increases for the eight executive officers averaged 6.57%. Their base salaries averaged 94.3% of their market consensus salaries. Mr. Mellen, the Chief Executive Officer, received a 4.8% increase effective for the year beginning July 1, 1997, based upon the above criteria and Mr. Mellen's personal role in achieving 1997 corporate performance, his development of a succession plan, and the successful acquisitions made during the year. During 1997, approximately 55.9% of Mr. Mellen's compensation was base pay. The remainder was performance based. This reflects the Committee's belief in the importance of having substantial at-risk compensation to provide a direct and strong link between Company performance and executive pay.

ANNUAL INCENTIVE COMPENSATION

    Annual incentive compensation is determined under the Executive Incentive Compensation Plan. The performance measures used reflect both the stockholders' interest (earnings) and the customers' interest (cost efficiency). Additionally, individual performance is evaluated and appropriate adjustments to target award levels may be made, although there is no formal weighting of corporate and individual performance. Target award levels are set at a percentage of each participant's salary grade midpoint, with actual awards ranging from 0% to 150% of the target amount. For 1997, eight executive officers received an average of 145.9%, based on (i) achievement of corporate earnings at or near the maximum level of performance and (ii) individual performance. Mr. Mellen received $186,450 or 150% of the targeted amount.

LONG-TERM INCENTIVE COMPENSATION

    The 1992 Key Employee Stock Option Plan, the Restricted Stock Bonus Plan, and the 1997 Executive Long-Term Incentive Plan, approved by the stockholders at last year's annual meeting, are the plans pursuant to which the Compensation Committee may grant opportunities for long-term incentive compensation. This type of compensation is designed to reinforce financial and strategic corporate objectives, to emphasize pay for performance, and to focus executives on long-term sustainable value creation. Options with a three-year performance cycle (1995-97) and related dividend equivalents were granted under the Stock Option Plan in 1995. Performance goals established by the Committee and described in the 1996 Proxy Statement for the 1995-97 performance cycle were exceeded; therefore, exercisability of the options was accelerated and dividend equivalents were earned at 149%. No options or other long-term grants were made in 1997.

San W. Orr, Jr., Chairman    John L. Olson, Member   Homer A. Scott, Jr., Member

                           MDU RESOURCES GROUP, INC.
              COMPARISON OF FIVE YEAR TOTAL STOCKHOLDER RETURN (1)

Total Stockholder Return Index (1992=100)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                S & P
                                    MDU          500      PEER GROUP
                                -----------  -----------  -----------
1992                             $     100    $     100    $     100
1993                             $     125    $     110    $     110
1994                             $     114    $     112    $     100
1995                             $     133    $     153    $     124
1996                             $     161    $     189    $     128
1997                             $     232    $     252    $     174

(1) All data is indexed to December 31, 1992, for the Company, the S&P 500, and the peer group. Total stockholder return is calculated using the December 31 price for each year. It is assumed that all dividends are reinvested in stock at the frequency paid, and the returns of each component peer issuer of the group is weighted according to the issuer's stock market capitalization at the beginning of the period. The peer issuers are Black Hills Corporation, CILCORP Inc., Equitable Resources, Inc., Florida Progress Corporation, Minnesota Power & Light Company, The Montana Power Company, ONEOK, Inc., Questar Corporation, South Jersey Industries, Inc., Teco Energy, Inc., UGI Corporation, and Utilicorp United Inc.

                            DIRECTORS' COMPENSATION

    Each Director who is not an officer of the Company (except the Chairman of the Board) receives $13,000 and 300 shares of Company Common Stock as an annual retainer for Board service. The Chairman receives $52,000 and 300 shares of Company Common Stock. Audit and Compensation Committee Chairmen each receive a $2,500 annual retainer, and Finance and Nominating Committee Chairmen each receive a $1,000 annual retainer. Additionally, each Director who is not an officer of the Company receives $1,000 for each meeting of the Board of Directors attended and each Committee member who is not an officer of the Company receives $1,000 for each Committee meeting attended. All Directors except the Chairman of the Board must defer $1,000 of the retainer, which amount is credited to a deferral account quarterly. The deferral amount is divided by the market price of Company Common Stock and converted to investment units. If dividends are paid on Company Common Stock then an equivalent amount is credited for each investment unit and the resulting amount is converted to investment units and credited to such Directors' accounts. After a participating Director leaves the Board, dies, or becomes disabled, then the investment units credited to that Director's account are multiplied times the market price of the Company Common Stock, converted to a dollar value, and paid to the Director or named beneficiary in equal monthly payments (with interest) over a five year period. Of the remaining cash retainer, each Director may direct the retainer be paid in one or a combination of the following forms: (1) deferred into the account described, (2) Company stock, or (3) cash. Each Director who is not an officer of the Company received an option award on June 3, 1997, of 1,500 shares of Company Common Stock. The option award vested immediately and is exercisable for 10 years from the date of grant. The option price was $24.5625, the fair market value of the stock on the date of the grant.

    The Company also has a post-retirement arrangement for Directors who are not officers or retired officers of the Company which provides that after retirement from the Board, a Director is entitled to receive annual compensation in an amount equal to the sum of all annual retainers in effect at the time of retirement. Such amount will be paid to the Director or named beneficiary in equal monthly installments over a period of time equal to the period of service on the Board.

    The Company also has a program whereby past Directors of the Company may be chosen each year as "Director Emeritus" and each such past Director so chosen may be invited to participate as a nonvoting member of the Company's Board of Directors. Each such "Director Emeritus" serves for five years and receives no compensation, other than reimbursement by the Company for reasonable travel expenses in connection with attendance at meetings of the Company's Board of Directors.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

    Executive officers of the Company are elected by the Board of Directors and serve until the next annual meeting of the Board. Any executive officer so elected may be removed at any time by the affirmative vote of a majority of the Board. Certain information concerning such executive officers, including their ages, present corporate positions, and business experience, is set forth below.

                                                                          PRESENT CORPORATE POSITION
NAME                                         AGE                            AND BUSINESS EXPERIENCE
---------------------------------------      ---      -------------------------------------------------------------------
Harold J. Mellen, Jr...................          63   President and Chief Executive Officer. For information about Mr.
                                                        Mellen, see "Election of Directors."

Cathleen M. Christopherson.............          53   Ms. Christopherson was elected Vice President-Corporate
                                                        Communications effective November 1989. Prior to that she served as Assistant Vice President-Corporate Communications effective
                                                        September 1989 and Division Manager of Montana-Dakota Utilities
                                                        Co., a Division of the Company, from August 1984.

Douglas C. Kane........................          48   Executive Vice President, Chief Administrative and Corporate
                                                        Development Officer. For information about Mr. Kane, see
                                                        "Election of Directors."

Lester H. Loble, II....................          56   Mr. Loble was elected General Counsel and Secretary of the Company effective May 1987. Mr. Loble also serves as a Director and/or
                                                        General Counsel and Secretary of the principal subsidiaries of the Company. Mr. Loble is also a member and the Secretary of the
                                                        Managing Committee of Montana-Dakota Utilities Co., a Division of
                                                        the Company.

Vernon A. Raile........................          53   Mr. Raile was elected Vice President, Controller and Chief
                                                        Accounting Officer effective August 1992. Prior to that he was
                                                        Controller and Chief Accounting Officer from May 1989, Assistant
                                                        Treasurer from December 1987, and Tax Manager from March 1980.

                                                                          PRESENT CORPORATE POSITION
NAME                                         AGE                            AND BUSINESS EXPERIENCE
---------------------------------------      ---      -------------------------------------------------------------------
Warren L. Robinson.....................          47   Mr. Robinson was elected Vice President, Treasurer and Chief
                                                        Financial Officer of the Company effective August 1992. He is also Treasurer and Assistant Secretary, or Secretary, of
                                                        subsidiaries of the Company. Prior to that he served as Treasurer and Assistant Secretary from December 1989, Manager of Corporate
                                                        Development and Assistant Treasurer from May 1989 to December
                                                        1989, and Manager of Corporate Development from October 1988.

Ronald D. Tipton.......................          51   Mr. Tipton was elected President and Chief Executive Officer of
                                                        Montana-Dakota Utilities Co. effective January 1995. Prior to that time he served Williston Basin Interstate Pipeline Company in the following capacities: President and Chief Executive
                                                        Officer form May 1994, President from May 1990, Executive Vice
                                                        President from May 1989, and Vice President-Gas Supply from
                                                        January 1985. From January 1983 to January 1985 he was the
                                                        Assistant Vice President-Gas Supply of Montana-Dakota Utilities
                                                        Co.

Martin A. White........................          56   Senior Vice President-Corporate Development. For information about
                                                        Mr. White, see "Election of Directors."

Robert E. Wood.........................          55   Mr. Wood was elected Vice President-Public Affairs and
                                                        Environmental Policy of the Company effective August 1991. Before that he was Vice President-Public Affairs from June 1986. For five years prior thereto he served as Manager of Legislative
                                                        Affairs for the Company.

                               SECURITY OWNERSHIP

    The Table below sets forth the number of shares of capital stock of the Company owned beneficially as of December 31, 1997, by each Director and each nominee for Director, each Named Officer and by all Directors and executive officers of the Company as a group.

                                                                          AMOUNT AND NATURE
                                                                       OF BENEFICIAL OWNERSHIP       PERCENTAGE OF CLASS
                                                                      --------------------------  --------------------------
NAME                                                                   COMMON(1)     PREFERRED      COMMON       PREFERRED
--------------------------------------------------------------------  -----------  -------------  -----------  -------------
Thomas Everist......................................................       2,600        --             *            --
Douglas C. Kane.....................................................      37,311(2)      --            *            --
Harold J. Mellen, Jr................................................      33,168(2)      --            *            --
Richard L. Muus.....................................................       8,088        --             *            --
Robert L. Nance.....................................................       5,313        --             *            --
John L. Olson.......................................................      17,400        --             *            --
San W. Orr, Jr......................................................      89,903(3)      --            *            --
Harry J. Pearce.....................................................      11,902        --             *            --
Warren L. Robinson..................................................      10,397(2)       6            *             *
John A. Schuchart...................................................     132,979(4)      --            *            --
Homer A. Scott, Jr..................................................       6,047(5)      --            *            --
Joseph T. Simmons...................................................       8,857        --             *            --
Ronald D. Tipton....................................................      23,441(2)      --            *            --
Sister Thomas Welder................................................       1,800(6)      --            *            --
Martin A. White.....................................................      18,078(2)      --            *            --
All Directors and executive officers of the Company as a group (19
  in number)........................................................     388,800(2)                     1.33%        *

------------------------

*   Less than one percent of the class.

(1) The totals include beneficial ownership of shares which may be acquired within 60 days pursuant to stock options: Mr. Everist 1,500 shares, Mr. Kane 9,610 shares, Mr. Muus 1,500 shares, Mr. Nance 1,500 shares, Mr. Olson 1,500 shares, Mr. Orr 1,500 shares, Mr. Pearce 1,500 shares, Mr. Robinson 1,400 shares, Mr. Schuchart 1,500 shares, Mr. Scott 1,500 shares, Mr. Simmons 1,500 shares, Sister Thomas Welder: see footnote 6, Mr. White 6,177 shares, and all Directors and all executive officers of the Company as a group 41,482 shares.

(2) Includes full shares allocated to the officer's account in the Tax Deferred Compensation Savings Plan.

(3) Mr. Orr serves as a co-trustee with shared voting and investment power of various trusts and as an officer and Director of the corporate trustee for various other trusts holding these shares. Mr. Orr disclaims beneficial ownership of all but 2,466 shares held by the trusts.

(4) Includes shares owned by Mr. Schuchart's wife. Mr. Schuchart disclaims all beneficial ownership of the shares owned by his wife.

(5) Shares held by Homer A. Scott, Jr. Trust. Mr. Scott is a co-trustee of the trust and shares voting and investment power with respect to these shares.

(6) Shares held by the Annunciation Priory, of which community Sister Thomas Welder is a member. The total includes 1,500 shares which may be acquired within 60 days pursuant to stock options. Sister Thomas Welder disclaims all beneficial ownership of these shares owned by the Priory.

                        ACCOUNTING AND AUDITING MATTERS

    Upon recommendation of the Audit Committee, the Board of Directors has selected and employed the firm of Arthur Andersen LLP as the Company's independent certified public accountants to audit its financial statements for the fiscal year 1997. The Audit Committee is presently composed of Messrs. Richard L. Muus, John L. Olson, San W. Orr, Jr., Harry J. Pearce, and Homer A. Scott, Jr. (Chairman). This will be the twelfth year in which the firm has acted in this capacity. A representative of Arthur Andersen will be present at the Annual Meeting of Stockholders. It is not anticipated that the representative will make a prepared statement at the meeting. However, he or she will be free to do so if he or she so chooses, as well as responding to appropriate questions.

                                 OTHER BUSINESS

    The management of the Company knows of no other matter to come before the meeting. However, if any matter requiring a vote of the stockholders should arise, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                      1999 ANNUAL MEETING OF STOCKHOLDERS

    Under the Company's Bylaws, nominations for Director may be made only by the Board or the Nominating Committee, or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 90 days prior to the Company's annual meeting.

    The Bylaws also provide that no business may be brought before an annual meeting of the stockholders except as specified in the notice of the meeting or as otherwise properly brought before the meeting by or at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company (containing certain information specified in the Bylaws) not less than 90 days prior to the Company's annual meeting.

    These requirements are separate and apart from and in addition to the Securities and Exchange Commission's requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement under Rule 14a-8 of the Exchange Act. For purposes of the Company's Annual Meeting of Stockholders expected to be held on April 27, 1999, any stockholder who wishes to submit a proposal for inclusion in the Company's proxy materials must submit such proposal to the Secretary of the Company on or before November 9, 1998.

    A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to the Secretary of the Company.

                            ------------------------

    A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FOR THE YEAR ENDED DECEMBER 31, 1997, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE MADE AVAILABLE TO STOCKHOLDERS TO WHOM THIS PROXY STATEMENT IS MAILED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE OFFICE OF THE TREASURER OF MDU RESOURCES GROUP, INC., SCHUCHART BUILDING, 918 EAST DIVIDE AVENUE, MAILING ADDRESS: P.O. BOX 5650, BISMARCK, ND 58506-5650.

                                          By order of the Board of Directors,

                                                 [SIGNATURE]

                                          Lester H. Loble, II
                                          SECRETARY
                                          March 9, 1998

[LOGO]                                  PROXY
                           ANNUAL MEETING OF STOCKHOLDERS
                           APRIL 28, 1998 - 11:00 AM (CDT)


The undersigned hereby appoints John A. Schuchart, Martin A. White, and Lester
H. Loble, II, and each of them, proxies, with full power of substitution, to vote all Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at 11:00 AM (CDT), April 28, 1998, at 909 Airport Road, Bismarck, ND 58504, and at any adjournment thereof, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated below. YOUR VOTE IS IMPORTANT! ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. Either (1) mark, date, sign, and return this letter proxy in the envelope provided (no postage is necessary if mailed in the United States), or (2) submit your proxy by Touchtone telephone (following the instructions on the reverse side). IF NO DIRECTIONS ARE GIVEN, THE PROXIES WILL VOTE FOR THE ELECTION OF ALL LISTED NOMINEES AND AT THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. We regret that we are unable to respond to comments noted on this proxy. We do welcome communications from stockholders, so if you have comments please send them in a separate letter. Thank you.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE:  /X/

Item 1. THE ELECTION OF DIRECTORS

-------------------------------------------------------------------------------------------------------------
NOMINEES:  01 Douglas C. Kane  02 Richard L. Muus  03 John L. Olson  04 Joseph T. Simmons  05 Martin A. White
-------------------------------------------------------------------------------------------------------------

    / / FOR ALL NOMINEES   / / WITHHOLD FOR ALL NOMINEES   / / WITHHOLD FOR

     To withhold authority to vote for any individual nominee, mark the box next to "WITHHOLD FOR" and write the nominee's name in the space provided:
     _________________________________________________________ .  Your shares will be voted for the remaining nominees.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES IN ITEM 1.

[LOGO]                                                            -------------
                                                                  COMPANY #
                                                                  CONTROL #
                                                                  -------------
                  ANNUAL MEETING OF STOCKHOLDERS - APRIL 28, 1998


YOU CAN NOW VOTE YOUR PROXY BY TOUCHTONE TELEPHONE USING THE TOLL-FREE AUTOMATED TELEPHONE VOTING SYSTEM.
This system is available 24 hours a day. A recorded voice will confirm your vote has been cast as you directed and end the phone call. You do not have to mail back your proxy voting form -- your vote will be recorded electronically. The deadline for voting by telephone is 11:00 AM (CDT) one business day prior to the Annual Meeting date.

TELEPHONE VOTING INSTRUCTIONS:
-    Using a Touchtone telephone, dial 1-800-240-6326.
- When prompted, enter the 3 digit company number located in the box in the upper right hand corner.
- When prompted, enter your 7 digit Numerical Control Number that follows the three digit company number.
-    When prompted, press "1" to vote FOR ALL NOMINEES   - OR -
-    Press "9" to WITHHOLD FOR ALL NOMINEES   - OR -
- Press "0" to WITHHOLD FOR AN INDIVIDUAL NOMINEE and listen to the instructions. (You will be asked to enter the two-digit number next to the nominee name you wish to withhold.)
-    When prompted, please confirm your vote by Pressing "1".
              (IF YOU VOTE BY TELEPHONE, DO NOT MAIL BACK YOUR PROXY.)
                               THANK YOU FOR VOTING.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 28, 1998.


                           ANNUAL MEETING OF STOCKHOLDERS
                                  909 AIRPORT ROAD
                                 BISMARCK, ND 58504
                                   APRIL 28, 1998
                                   11:00 AM(CDT)



Dated:_______________, 1998

___________________________
Signature

___________________________
Signature

Please sign exactly as name(s) appear to the left. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing. If you do attend the meeting and decide to vote by ballot, such vote will supersede this proxy.

                              YOUR VOTE IS IMPORTANT.
                    PLEASE VOTE BY TELEPHONE OR COMPLETE, DATE,
          SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.